UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim S&P 500® Index Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
2009 was a very good year for U.S. equities.  A majority of markets were up significantly.
The year started with a continued steep decline in the markets as the recession deepened.  During the first quarter, the government passed a $780 billion stimulus package and GM received its first portion of bailout funds.  AIG also announced the biggest quarterly loss in U.S. corporate history.

During the second quarter of 2009, financial markets rebounded nicely with significantly positive returns.  Better earnings, increased M&A activity and an increase in consumer spending all pushed markets higher.  Oil prices increased to $70 a barrel highlighting potential inflation risks.

The exuberance in the financial markets continued during the third quarter.  Companies continued to report improved earnings and increased M&A activity contributed to the positive momentum.  Retail sales remained strong and the government increased funding for the “Cash for Clunkers” program.

The fourth quarter started with a weak month but rebounded with positive returns for both November and December.  The unemployment rate leveled off at 10% after rising throughout the year.

Some relevant 2009 market statistics:  The U.S. Unemployment Rate went from 7.2% to 10.0%.  Fed Funds Rate remained steady at a historical low target range of 0% to .25%.  Crude oil traded in a range from $34 to $81 a barrel.  The CBOE SPX Volatility Index (VIX) traded in a range from 56.65 in January to a low of 19.47 in December.

The S&P 500 Index increased 26.5% on a total return basis. The large cap and small cap space performed relatively in line, with the Russell 2000 and S&P 600 indexes ending the year 27.1% and 25.6% higher, respectively.  The mid cap space outperformed large cap and small cap space with the S&P MidCap 400 Index ending the year 37.4% higher.  In the Russell style indexes, Growth significantly outperformed Value during 2009.

Every sector and most industry groups increased in 2009.  Information Technology experienced the best performance, rising 61.7%.  Telecommunication Services was the worst performing sector, increasing only 8.9%.  At the single stock level, XL Capital (XL), a global insurance company, was the best performing name in the S&P 500, gaining 419.8%.  Unfortunately, XL Capital carried a small weight in the index and its contribution to performance was only 8 basis points.  Apple (AAPL) contributed the most to performance.  The stock was up 146.9% including dividends in 2009 and added 1.7% of positive performance to the index.  Not surprisingly, CIT Group (CIT) was the worst performing stock, dropping 83.4% while only contributing 2 basis points of negative performance.  Exxon Mobil (XOM) had the largest negative contribution to performance in the S&P 500, declining almost 12.6% and contributed 1.0% of negative performance.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	S&P 500 Index
	10,000.00	10,000.00
2003	10,946.00	10,839.70
2004	12,066.87	12,015.30
2005	12,582.13	12,606.88
2006	14,495.87	14,598.01
2007	15,196.02	15,400.03
2008	9,497.51	9,702.02
2009	11,953.57	12,269.17

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Since Inception (9/8/03)
25.86%	-0.19%	2.86%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2009

Sector	% of Portfolio Investments
Communications	8.40%
Consumer Products & Services	21.44%
Financial Services	14.12%
Health Care	12.59%
Industrial Products & Services	4.84%
Natural Resources	13.11%
Short Term Investments	0.62%
Technology	18.66%
Transportation	2.68%
Utilities	3.54%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,222.15	$ 3.36

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.18	$ 3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

 Financial Reports for the Year Ended December 31, 2009

Maxim S&P 500® Index Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim S&P 500® Index Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim S&P 500® Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $3,783,835 of securities on loan) (1)	$757,947,037
Cash	7,095,083
Dividends receivable	1,019,274
Subscriptions receivable	1,864,186

Total assets	767,925,580

LIABILITIES:
Due to investment adviser	385,743
Payable upon return of securities loaned	3,875,927
Redemptions payable	6,794,658
Payable for investments purchased	150,100
Variation margin on futures contracts	80,967

Total liabilities	11,287,395

NET ASSETS	$756,638,185

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$7,468,272
Additional paid-in capital	762,629,969
Net unrealized depreciation on investments and futures contracts	(5,259,747)
Accumulated net realized loss on investments and futures contracts	(8,200,309)

NET ASSETS	$756,638,185

NET ASSET VALUE PER OUTSTANDING SHARE	$10.13
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	74,682,723

(1) Cost of investments in securities	$763,218,752

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$14,064
Income from securities lending	294,314
Dividends	15,105,028

Total income	15,413,406

EXPENSES:
Management fees	3,916,585

NET INVESTMENT INCOME	11,496,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,821,592
Net realized gain on futures contracts	4,673,852
Change in net unrealized depreciation on investments	147,845,641
Change in net unrealized appreciation on futures contracts	(339,330)

Net realized and unrealized gain on investments and futures contracts	154,001,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,498,576

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$11,496,821	$12,926,371
Net realized gain (loss) on investments	1,821,592	(6,537,942)
Net realized gain (loss) on futures contracts	4,673,852	(6,457,645)
Change in net unrealized depreciation on investments	147,845,641	(334,756,669)
Change in net unrealized appreciation on futures contracts	(339,330)	572,138

Net increase (decrease) in net assets resulting from operations	165,498,576	(334,253,747)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,494,536)	(12,671,852)
From net realized gains		(13,277,831)

Total distributions	(11,494,536)	(25,949,683)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	335,536,492	411,618,942
Reinvestment of distributions	11,494,536	25,949,683
Redemptions of shares	(325,382,750)	(336,275,045)

Net increase in net assets resulting from share transactions	21,648,278	101,293,580

Total increase (decrease) in net assets	175,652,318	(258,909,850)

NET ASSETS:
Beginning of period	580,985,867	839,895,717

End of period (1)	$756,638,185	$580,985,867

OTHER INFORMATION:

SHARES:
Sold	39,116,810	36,817,355
Issued in reinvestment of distributions	1,252,085	2,499,774
Redeemed	(36,685,868)	(30,194,119)

Net increase	3,683,027	9,123,010

(1) Including undistributed net investment income		$101,962

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.18	$13.57	$13.31	$11.99	$11.77

Income from Investment Operations

Net investment income	0.15	0.18	0.19	0.17	0.15
Net realized and unrealized gain (loss)	1.95	(5.19)	0.45	1.64	0.35

Total Income (Loss) From
Investment Operations	2.10	(5.01)	0.64	1.81	0.50

Less Distributions

From net investment income	(0.15)	(0.18)	(0.19)	(0.17)	(0.15)
From net realized gains		(0.20)	(0.19)	(0.32)	(0.13)

Total Distributions	(0.15)	(0.38)	(0.38)	(0.49)	(0.28)

Net Asset Value, End of Period	$10.13	$8.18	$13.57	$13.31	$11.99

Total Return ±	25.86%	(37.50%)	4.83%	15.21%	4.27%

Net Assets, End of Period ($000)	$756,638	$580,986	$839,896	$772,793	$695,210

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to
Average Net Assets	1.76%	1.75%	1.39%	1.36%	1.28%

Portfolio Turnover Rate	15.44%	10.49%	11.84%	10.72%	9.97%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of fifty-four portfolios.  Interests in the Maxim S&P 500® Index Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500 Composite Stock Price Index.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as detailed in the following table.  At no point during the year did the Portfolio hold securities valued with Level 3 inputs.

Description	Level 1	Level 2	Level 3	Total
Assets
Stock^	$753,281,175	$-	$-	$753,281,175
Short-term investments	3,875,927	789,935	-	4,665,862
Total Assets	$757,157,102	$789,935	$0	$757,947,037
Liabilities
Other financial instruments*	80,967	-	-	80,967
Total Liabilities	$80,967	$0	$0	$80,967
Total	$757,076,135	$789,935	$0	$757,866,070

^See Schedule of Investments for values in each industry.

*Other financial instruments include futures.  Futures are reported at their variation margin as of December 31, 2009.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security.  When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $128,605,721 and $97,773,891 respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $768,680,013.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $115,948,636 and gross depreciation of securities in which there was an excess of tax cost over value of $126,681,612 resulting in net depreciation of $10,732,976.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order to equitize uninvested cash with the objective of minimizing risk of expected tracking error versus the benchmark index.  Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Valuation of derivative instruments as of December 31, 2009 is as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures Contracts	-	-	Variation margin on futures contracts	$80,967

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Futures Contracts	Net realized gain on futures contracts	$4,673,852	Change in net unrealized appreciation on futures contracts	($339,330)

As of December 31, 2009, the Portfolio held 112 S&P Emini long futures contracts.  The contracts expire in March 2010 and the Portfolio has recorded unrealized appreciation of $11,968.  The number of futures contracts held at December 31, 2009 is representative of futures contracts activity during the year ended December 31, 2009.

6.         SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $3,783,835 and received collateral of $3,875,927 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

7.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$11,494,536	$12,671,852
Long-term capital gain	-	13,277,831
	$11,494,536	$25,949,683

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-
Net accumulated earnings	0

Net unrealized depreciation on investments	(10,732,976)
Capital loss carryforwards	(2,727,080)
Post-October losses	-
Tax composition of capital	$(13,460,056)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $288,209 from undistributed net investment income to paid-in capital  and $183,962 from accumulated net realized loss on investments to undistributed net investment income.  This adjustment has no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $2,727,080 which expire in the year 2016.

For the year ended December 31, 2009, the Portfolio utilized $3,651,950 of capital loss carryforwards.

8.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

9.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM S&P 500® INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 2.74%
55,043	Boeing Co	2,979,478
29,416	General Dynamics Corp	2,005,289
9,425	Goodrich Corp	605,556
57,460	Honeywell International Inc	2,252,432
13,889	ITT Corp	690,839
8,874	L-3 Communications Holdings Inc	771,594
24,252	Lockheed Martin Corp	1,827,388
23,798	Northrop Grumman Corp	1,329,118
10,669	Precision Castparts Corp	1,177,324
29,074	Raytheon Co	1,497,892
12,138	Rockwell Collins Inc	671,960
71,058	United Technologies Corp	4,932,136
		$20,741,006

Agriculture --- 0.20%
49,023	Archer-Daniels-Midland Co	1,534,910
		$1,534,910

Air Freight --- 1.00%
12,724	CH Robinson Worldwide Inc	747,280
16,120	Expeditors International of Washington Inc	559,848
23,673	FedEx Corp	1,975,512
75,227	United Parcel Service Inc Class B	4,315,773
		$7,598,413

Airlines --- 0.09%
56,333	Southwest Airlines Co	643,886
		$643,886

Auto Parts & Equipment --- 0.22%
19,048	Goodyear Tire & Rubber Co *	268,577
51,179	Johnson Controls Inc	1,394,116
		$1,662,693

Automobiles --- 0.39%
246,082	Ford Motor Co *	2,460,820
17,816	Harley-Davidson Inc	448,963
		$2,909,783

Banks --- 2.70%
52,015	BB&T Corp	1,319,621
11,363	Comerica Inc	336,004
60,475	Fifth Third Bancorp	589,631
17,456	First Horizon National Corp	233,910
42,820	Huntington Bancshares Inc	156,293
68,223	KeyCorp	378,638
6,444	M&T Bank Corp	431,039
27,753	Marshall & Ilsley Corp	151,254
34,952	PNC Financial Services Group Inc	1,845,116
90,983	Regions Financial Corp	481,300
37,995	SunTrust Banks Inc	770,919
144,879	US Bancorp	3,261,226
384,645	Wells Fargo & Co ‡	10,381,568
9,082	Zions Bancorp †	116,522
		$20,453,041

Biotechnology --- 1.97%
76,705	Amgen Inc *	4,339,202
21,931	Biogen Idec Inc *	1,173,309
35,030	Celgene Corp *	1,950,470
5,816	Cephalon Inc *	362,977
20,166	Genzyme Corp *	988,336
68,210	Gilead Sciences Inc *	2,952,129
13,422	Life Technologies Corp *	701,031
4,367	Millipore Corp *	315,952
9,183	PerkinElmer Inc	189,078
31,154	Thermo Fisher Scientific Inc *	1,485,734
7,249	Waters Corp *	449,148
		$14,907,366

Broadcast/Media --- 2.69%
52,243	CBS Corp Class B	734,014
216,380	Comcast Corp Class A	3,648,167
71,736	DIRECTV Class A *	2,392,396
37,683	Interpublic Group of Cos Inc *	278,101
171,770	News Corp Class A	2,351,531
23,599	Omnicom Group Inc	923,901
6,736	Scripps Networks Interactive Inc	279,544
26,880	Time Warner Cable Inc	1,112,563
88,590	Time Warner Inc	2,581,513
46,324	Viacom Inc Class B *	1,377,212
145,898	Walt Disney Co	4,705,210
		$20,384,152

Building Materials --- 0.05%
27,048	Masco Corp	373,533
		$373,533

Chemicals --- 1.96%
16,033	Air Products & Chemicals Inc	1,299,635
6,429	Airgas Inc	306,020
3,813	CF Industries Holdings Inc	346,144
86,641	Dow Chemical Co	2,393,891
5,470	Eastman Chemical Co	329,513
18,301	Ecolab Inc	815,858
68,461	EI du Pont de Nemours & Co	2,305,082
5,618	FMC Corp	313,260
6,199	International Flavors & Fragrances Inc	255,027
41,299	Monsanto Co	3,376,193
12,561	PPG Industries Inc	735,321
23,241	Praxair Inc	1,866,485
9,255	Sigma-Aldrich Corp	467,655
		$14,810,084

Communications - Equipment --- 2.58%
435,955	Cisco Systems Inc * ‡	10,436,763
9,948	Harris Corp	473,027
17,365	JDS Uniphase Corp *	143,261
39,841	Juniper Networks Inc *	1,062,560
175,250	Motorola Inc	1,359,940
126,484	QUALCOMM Inc	5,851,150
31,175	Tellabs Inc *	177,074
		$19,503,775

Computer Hardware & Systems --- 5.91%
68,202	Apple Inc * ‡	14,381,074
131,466	Dell Inc *	1,887,852
154,533	EMC Corp *	2,699,691
179,640	Hewlett-Packard Co ‡	9,253,256
99,504	International Business Machines Corp ‡	13,025,074
6,150	Lexmark International Inc Class A *	159,777
26,053	NetApp Inc *	895,963
9,360	QLogic Corp *	176,623
17,869	SanDisk Corp *	518,022
58,783	Sun Microsystems Inc *	550,797
13,026	Teradata Corp *	409,407
17,097	Western Digital Corp *	754,833
		$44,712,369

Computer Software & Services --- 6.41%
39,683	Adobe Systems Inc *	1,459,541
12,897	Akamai Technologies Inc *	326,681
17,449	Autodesk Inc *	443,379
13,984	BMC Software Inc *	560,758
30,299	CA Inc	680,515
14,255	Citrix Systems Inc *	593,151
19,060	Compuware Corp *	137,804
85,760	eBay Inc *	2,018,790
24,558	Electronic Arts Inc *	435,904
18,265	Google Inc Class A * ‡	11,323,935
24,036	Intuit Inc *	738,146
12,239	McAfee Inc *	496,536
585,481	Microsoft Corp ‡	17,851,316
27,191	Novell Inc *	112,843
296,216	Oracle Corp ‡	7,269,141
14,255	Red Hat Inc *	440,479
8,366	Salesforce.com Inc *	617,160
61,504	Symantec Corp *	1,100,307
14,471	VeriSign Inc *	350,777
91,063	Yahoo! Inc *	1,528,037
		$48,485,200

Conglomerates --- 2.25%
53,396	3M Co	4,414,247
806,543	General Electric Co ‡	12,202,996
21,173	Textron Inc	398,264
		$17,015,507

Containers --- 0.20%
7,085	Ball Corp	366,294
7,871	Bemis Co Inc	233,375
12,780	Owens-Illinois Inc *	420,079
10,392	Pactiv Corp *	250,863
12,493	Sealed Air Corp	273,097
		$1,543,708

Cosmetics & Personal Care --- 0.26%
32,388	Avon Products Inc	1,020,222
9,141	Estee Lauder Cos Inc Class A	442,059
10,951	Mead Johnson Nutrition Co	478,558
		$1,940,839

Distributors --- 0.18%
10,179	Fastenal Co †	423,853
12,109	Genuine Parts Co	459,658
4,902	WW Grainger Inc	474,661
		$1,358,172

Electric Companies --- 2.01%
13,344	Allegheny Energy Inc	313,317
36,373	American Electric Power Co Inc	1,265,417
99,012	Duke Energy Corp	1,703,996
24,706	Edison International	859,275
14,363	Entergy Corp	1,175,468
49,949	Exelon Corp	2,441,008
23,119	FirstEnergy Corp	1,073,877
31,416	FPL Group Inc	1,659,393
13,200	Northeast Utilities	340,428
17,328	Pepco Holdings Inc	291,977
7,962	Pinnacle West Capital Corp	291,250
28,700	PPL Corp	927,297
21,279	Progress Energy Inc	872,652
60,808	Southern Co	2,026,122
		$15,241,477

Electronic Instruments & Equipment --- 1.04
26,276	Agilent Technologies Inc *	816,395
13,034	Amphenol Corp Class A	601,910
117,865	Corning Inc	2,275,973
56,975	Emerson Electric Co	2,427,135
3,661	First Solar Inc * †	495,699
11,835	FLIR Systems Inc *	387,241
10,779	Rockwell Automation Inc	506,398
6,904	Roper Industries Inc	361,563
		$7,872,314

Electronics - Semiconductor --- 2.60%
44,154	Advanced Micro Devices Inc *	427,411
22,334	Altera Corp	505,418
22,179	Analog Devices Inc	700,413
101,787	Applied Materials Inc	1,418,911
32,890	Broadcom Corp Class A *	1,034,391
418,946	Intel Corp ‡	8,546,498
13,382	KLA-Tencor Corp	483,893
16,877	Linear Technology Corp	515,424
51,113	LSI Corp *	307,189
17,604	MEMC Electronic Materials Inc *	239,766
13,828	Microchip Technology Inc †	401,842
64,313	Micron Technology Inc *	679,145
18,201	National Semiconductor Corp	279,567
7,692	Novellus Systems Inc *	179,531
41,643	NVIDIA Corp *	777,891
13,635	Teradyne Inc *	146,304
94,976	Texas Instruments Inc	2,475,075
20,960	Xilinx Inc	525,258
		$19,643,927

Engineering & Construction --- 0.24%
13,682	Fluor Corp	616,237
9,725	Jacobs Engineering Group Inc *	365,757
15,350	Quanta Services Inc *	319,894
9,599	Vulcan Materials Co	505,580
		$1,807,468

Financial Services --- 5.56%
19,420	Ameriprise Financial Inc	753,884
752,698	Bank of America Corp ‡	11,335,632
91,217	Bank of New York Mellon Corp	2,551,340
1,459,542	Citigroup Inc	4,831,084
5,072	CME Group Inc	1,703,938
7,049	Federated Investors Inc Class B	193,848
11,426	Franklin Resources Inc	1,203,729
5,566	IntercontinentalExchange Inc *	625,062
31,682	Invesco Ltd	744,210
12,701	Janus Capital Group Inc	170,829
298,499	JPMorgan Chase & Co ‡	12,438,453
12,659	Legg Mason Inc	381,795
14,278	Leucadia National Corp *	339,674
15,038	Moody's Corp	403,018
10,826	NASDAQ OMX Group Inc *	214,571
18,315	Northern Trust Corp	959,706
19,762	NYSE Euronext	499,979
37,758	State Street Corp	1,643,983
19,528	T Rowe Price Group Inc	1,039,866
		$42,034,601

Food & Beverages --- 5.93%
8,336	Brown-Forman Corp Class B	446,560
14,797	Campbell Soup Co	500,139
175,560	Coca-Cola Co ‡	10,006,920
24,089	Coca-Cola Enterprises Inc	510,687
34,089	ConAgra Foods Inc	785,751
15,493	Constellation Brands Inc Class A *	246,803
33,221	Costco Wholesale Corp	1,965,687
13,943	Dean Foods Co *	251,532
19,308	Dr Pepper Snapple Group Inc	546,416
24,849	General Mills Inc	1,759,558
12,594	Hershey Co	450,739
23,934	HJ Heinz Co	1,023,418
5,499	Hormel Foods Corp	211,437
9,035	JM Smucker Co	557,911
19,271	Kellogg Co	1,025,217
111,889	Kraft Foods Inc Class A	3,041,143
49,701	Kroger Co	1,020,361
10,264	McCormick & Co Inc	370,838
11,918	Molson Coors Brewing Co Class B	538,217
10,764	Pepsi Bottling Group Inc	403,650
118,204	PepsiCo Inc	7,186,803
30,893	Safeway Inc	657,712
52,931	Sara Lee Corp	644,700
16,667	SUPERVALU Inc	211,838
45,096	Sysco Corp	1,259,982
23,794	Tyson Foods Inc Class A	291,952
161,856	Wal-Mart Stores Inc ‡	8,651,203
11,062	Whole Foods Market Inc *	303,652
		$44,870,826

Gold, Metals & Mining --- 1.10%
8,607	AK Steel Holding Corp	183,759
73,896	Alcoa Inc	1,191,204
7,721	Allegheny Technologies Inc	345,669
8,921	Cliffs Natural Resources Inc	411,169
32,428	Freeport-McMoRan Copper & Gold Inc	2,603,644
37,130	Newmont Mining Corp	1,756,620
23,876	Nucor Corp	1,113,815
6,705	Titanium Metals Corp †	83,947
10,872	United States Steel Corp	599,265
		$8,289,092

Health Care Related --- 2.21%
33,283	Aetna Inc	1,055,071
21,908	AmerisourceBergen Corp	571,142
27,746	Cardinal Health Inc	894,531
20,751	CIGNA Corp	731,888
11,692	Coventry Health Care Inc *	283,999
7,776	DaVita Inc *	456,762
20,958	Express Scripts Inc *	1,811,819
12,896	Humana Inc *	566,005
14,317	IMS Health Inc	301,516
8,238	Laboratory Corp of America Holdings *	616,532
20,311	McKesson Corp	1,269,438
36,197	Medco Health Solutions Inc *	2,313,350
7,205	Patterson Cos Inc *	201,596
11,828	Quest Diagnostics Inc	714,175
32,890	Tenet Healthcare Corp *	177,277
88,032	UnitedHealth Group Inc	2,683,215
34,848	WellPoint Inc *	2,031,290
		$16,679,606

Homebuilding --- 0.08%
21,718	DR Horton Inc	236,075
11,120	Lennar Corp Class A	142,002
23,999	Pulte Homes Inc	239,990
		$618,067

Hotels/Motels --- 0.31%
33,152	Carnival Corp *	1,050,587
19,166	Marriott International Inc Class A	522,273
14,187	Starwood Hotels & Resorts Worldwide Inc	518,819
14,027	Wyndham Worldwide Corp	282,925
		$2,374,604

Household Goods --- 2.80%
4,736	Black & Decker Corp	307,035
10,603	Clorox Co	646,783
37,675	Colgate-Palmolive Co	3,095,001
11,408	Fortune Brands Inc	492,826
5,460	Harman International Industries Inc	192,629
31,664	Kimberly-Clark Corp	2,017,313
11,429	Leggett & Platt Inc	233,152
21,866	Newell Rubbermaid Inc	328,209
221,342	Procter & Gamble Co ‡	13,419,965
5,815	Whirlpool Corp	469,038
		$21,201,951

Independent Power Producer --- 0.16%
50,780	AES Corp *	675,882
15,253	Constellation Energy Group Inc	536,448
		$1,212,330

Insurance Related --- 2.41%
35,696	Aflac Inc	1,650,940
40,924	Allstate Corp	1,229,357
10,597	American International Group Inc * †	317,698
20,776	Aon Corp	796,552
8,772	Assurant Inc	258,599
25,936	Chubb Corp	1,275,533
12,805	Cincinnati Financial Corp	336,003
34,123	Genworth Financial Inc *	387,296
29,261	Hartford Financial Services Group Inc	680,611
23,323	Lincoln National Corp	580,276
27,733	Loews Corp	1,008,095
40,468	Marsh & McLennan Cos Inc	893,533
62,025	MetLife Inc	2,192,584
24,472	Principal Financial Group Inc	588,307
51,162	Progressive Corp	920,404
35,357	Prudential Financial Inc	1,759,364
6,517	Torchmark Corp	286,422
41,552	Travelers Cos Inc	2,071,783
25,181	Unum Group	491,533
25,980	XL Capital Ltd Class A	476,213
		$18,201,103

Investment Bank/Brokerage Firm --- 1.47%
72,641	Charles Schwab Corp	1,367,104
79,322	E*TRADE Financial Corp *	138,813
38,927	Goldman Sachs Group Inc	6,572,435
102,986	Morgan Stanley	3,048,385
		$11,126,737

Leisure & Entertainment --- 0.21%
9,803	Hasbro Inc	314,284
22,496	International Game Technology	422,250
27,368	Mattel Inc	546,813
5,332	Wynn Resorts Ltd * †	310,482
		$1,593,829

Machinery --- 1.63%
47,165	Caterpillar Inc	2,687,933
15,366	Cummins Inc	704,685
19,770	Danaher Corp	1,486,704
32,293	Deere & Co	1,746,728
14,156	Dover Corp	589,031
12,617	Eaton Corp	802,694
4,245	Flowserve Corp	401,280
29,399	Illinois Tool Works Inc	1,410,858
27,568	PACCAR Inc	999,891
8,793	Pall Corp	318,307
12,221	Parker-Hannifin Corp	658,467
4,538	Snap-on Inc	191,776
6,229	Stanley Works †	320,856
		$12,319,210

Manufacturing --- 0.06%
14,576	Jabil Circuit Inc	253,185
10,158	Molex Inc	218,905
		$472,090

Medical Products --- 1.99%
45,670	Baxter International Inc	2,679,916
17,977	Becton Dickinson & Co	1,417,666
114,525	Boston Scientific Corp *	1,030,725
13,343	CareFusion Corp *	333,708
7,326	CR Bard Inc	570,695
11,700	DENTSPLY International Inc	411,489
12,251	Hospira Inc *	624,801
2,889	Intuitive Surgical Inc *	876,291
83,850	Medtronic Inc	3,687,723
25,420	St Jude Medical Inc *	934,948
21,526	Stryker Corp	1,084,265
9,525	Varian Medical Systems Inc *	446,246
16,160	Zimmer Holdings Inc *	955,218
		$15,053,691

Miscellaneous --- 0.12%
10,350	Cintas Corp	269,618
3,992	Dun & Bradstreet Corp	336,805
14,187	Iron Mountain Inc *	322,896
		$929,319

Office Equipment & Supplies --- 0.16%
8,478	Avery Dennison Corp	309,362
15,587	Pitney Bowes Inc	354,760
66,042	Xerox Corp	558,716
		$1,222,838

Oil & Gas --- 11.42%
37,227	Anadarko Petroleum Corp	2,323,709
25,464	Apache Corp	2,627,121
23,503	Baker Hughes Inc	951,401
22,167	BJ Services Co	412,306
7,797	Cabot Oil & Gas Corp	339,871
17,091	Cameron International Corp *	714,404
48,961	Chesapeake Energy Corp	1,267,111
151,998	Chevron Corp ‡	11,702,326
112,401	ConocoPhillips	5,740,319
13,753	CONSOL Energy Inc	684,899
19,602	Denbury Resources Inc * †	290,110
33,640	Devon Energy Corp	2,472,540
5,282	Diamond Offshore Drilling Inc	519,854
53,302	El Paso Corp	523,959
19,241	EOG Resources Inc	1,872,149
360,101	Exxon Mobil Corp ‡	24,555,288
9,415	FMC Technologies Inc *	544,564
68,322	Halliburton Co	2,055,809
22,068	Hess Corp	1,335,114
54,058	Marathon Oil Corp	1,687,691
6,733	Massey Energy Co	282,853
14,735	Murphy Oil Corp	798,637
21,576	Nabors Industries Ltd *	472,299
31,923	National-Oilwell Varco Inc	1,407,485
13,155	Noble Energy Inc	936,899
61,486	Occidental Petroleum Corp	5,001,886
20,309	Peabody Energy Corp	918,170
8,978	Pioneer Natural Resources Co	432,470
11,964	Range Resources Corp	596,405
8,907	Rowan Cos Inc	201,655
90,950	Schlumberger Ltd	5,919,936
16,754	Smith International Inc	455,206
26,283	Southwestern Energy Co *	1,266,841
49,042	Spectra Energy Corp	1,005,851
9,208	Sunoco Inc	240,329
10,898	Tesoro Corp	147,668
42,856	Valero Energy Corp	717,838
44,433	Williams Cos Inc	936,648
43,961	XTO Energy Inc	2,045,505
		$86,405,126

Paper & Forest Products --- 0.26%
32,971	International Paper Co	882,963
12,887	MeadWestvaco Corp	368,955
16,080	Weyerhaeuser Co	693,691
		$1,945,609

Personal Loans --- 0.79%
90,090	American Express Co	3,650,447
34,118	Capital One Financial Corp	1,308,084
40,759	Discover Financial Services	599,565
36,824	SLM Corp *	415,006
		$5,973,102

Pharmaceuticals --- 6.45%
117,178	Abbott Laboratories	6,326,440
23,473	Allergan Inc	1,479,034
137,119	Bristol-Myers Squibb Co	3,462,255
76,600	Eli Lilly & Co	2,735,386
22,960	Forest Laboratories Inc *	737,246
209,016	Johnson & Johnson ‡	13,462,720
19,532	King Pharmaceuticals Inc *	239,658
231,391	Merck & Co Inc ‡	8,455,027
23,158	Mylan Inc *	426,802
611,339	Pfizer Inc ‡	11,120,256
8,303	Watson Pharmaceuticals Inc *	328,882
		$48,773,706

Photography/Imaging --- 0.01%
21,125	Eastman Kodak Co †	89,148
		$89,148

Pollution Control --- 0.30%
24,533	Republic Services Inc	694,529
6,345	Stericycle Inc *	350,054
37,111	Waste Management Inc	1,254,723
		$2,299,306

Printing & Publishing --- 0.24%
18,309	Gannett Co Inc	271,889
23,969	McGraw-Hill Cos Inc	803,201
2,835	Meredith Corp †	87,460
9,185	New York Times Co Class A	113,527
15,449	RR Donnelley & Sons Co	344,049
474	Washington Post Co Class B	208,370
		$1,828,496

Railroads --- 0.97%
19,999	Burlington Northern Santa Fe Corp	1,972,302
29,925	CSX Corp	1,451,063
28,065	Norfolk Southern Corp	1,471,167
38,220	Union Pacific Corp	2,442,258
		$7,336,790

Real Estate --- 1.22%
9,224	Apartment Investment & Management Co Class A REIT	146,846
6,065	AvalonBay Communities Inc REIT	497,997
10,548	Boston Properties Inc REIT	707,454
18,638	CB Richard Ellis Group Inc Class A *	252,918
20,848	Equity Residential REIT	704,245
22,302	HCP Inc REIT	681,103
9,367	Health Care Inc REIT	415,145
46,868	Host Hotels & Resorts Inc REIT	546,950
29,306	Kimco Realty Corp REIT	396,510
12,351	Plum Creek Timber Co Inc REIT †	466,374
34,865	ProLogis REIT	477,302
10,331	Public Storage REIT	841,460
21,745	Simon Property Group Inc REIT	1,735,251
11,889	Ventas Inc REIT	520,025
12,082	Vornado Realty Trust REIT	845,002
		$9,234,582

Restaurants --- 1.06%
10,801	Darden Restaurants Inc	378,791
81,854	McDonald's Corp	5,110,964
56,239	Starbucks Corp *	1,296,871
35,603	Yum! Brands Inc	1,245,037
		$8,031,663

Retail --- 4.21%
6,922	Abercrombie & Fitch Co	241,232
25,251	Amazon.com Inc *	3,396,765
7,058	AutoNation Inc * †	135,161
2,328	AutoZone Inc *	367,987
19,945	Bed Bath & Beyond Inc *	770,475
25,903	Best Buy Co Inc	1,022,132
6,504	Big Lots Inc *	188,486
107,110	CVS Caremark Corp	3,450,013
15,964	Expedia Inc *	410,435
10,439	Family Dollar Stores Inc	290,517
12,967	GameStop Corp Class A *	284,496
36,688	Gap Inc	768,614
128,852	Home Depot Inc	3,727,688
17,933	JC Penney Co Inc	477,197
23,321	Kohl's Corp *	1,257,702
20,238	Limited Brands Inc	389,379
111,556	Lowe's Cos Inc	2,609,295
31,994	Macy's Inc	536,219
12,611	Nordstrom Inc	473,921
21,638	Office Depot Inc *	139,565
10,686	O'Reilly Automotive Inc *	407,350
3,281	priceline.com Inc *	716,899
9,856	RadioShack Corp	192,192
8,520	Ross Stores Inc	363,889
3,797	Sears Holdings Corp * †	316,860
7,414	Sherwin-Williams Co	457,073
55,116	Staples Inc	1,355,303
56,989	Target Corp	2,756,558
9,413	Tiffany & Co	404,759
31,822	TJX Cos Inc	1,163,094
74,938	Walgreen Co	2,751,723
		$31,822,979

Savings & Loans --- 0.12%
35,817	Hudson City Bancorp Inc	491,767
26,431	People's United Financial Inc	441,398
		$933,165

Shoes --- 0.26%
29,694	NIKE Inc Class B	1,961,883
		$1,961,883

Specialized Services --- 1.89%
7,405	Affiliated Computer Services Inc Class A *	442,004
9,925	Apollo Group Inc Class A *	601,256
38,345	Automatic Data Processing Inc	1,641,549
22,356	Cognizant Technology Solutions Corp Class A *	1,012,727
11,542	Computer Sciences Corp *	664,011
4,852	DeVry Inc	275,254
9,943	Equifax Inc	307,139
23,675	Fidelity National Information Services Inc	554,942
11,879	Fiserv Inc *	575,894
25,763	H&R Block Inc	582,759
7,328	Mastercard Inc Class A	1,875,821
9,928	Monster Worldwide Inc *	172,747
24,468	Paychex Inc	749,700
11,361	Robert Half International Inc	303,680
20,856	SAIC Inc *	395,013
15,530	Total System Services Inc	268,203
33,256	Visa Inc Class A	2,908,570
52,563	Western Union Co	990,813
		$14,322,082

Telephone & Telecommunications --- 3.14%
30,109	American Tower Corp Class A *	1,301,010
447,076	AT&T Inc ‡	12,531,540
22,643	CenturyTel Inc	819,903
24,604	Frontier Communications Corp	192,157
19,925	MetroPCS Communications Inc *	152,028
112,483	Qwest Communications International Inc	473,553
218,954	Sprint Nextel Corp *	801,372
215,214	Verizon Communications Inc	7,130,040
32,878	Windstream Corp	361,329
		$23,762,932

Textiles --- 0.23%
24,238	Coach Inc	885,414
4,453	Polo Ralph Lauren Corp	360,604
6,776	VF Corp	496,274
		$1,742,292

Tobacco --- 1.55%
156,978	Altria Group Inc	3,081,478
12,217	Lorillard Inc	980,170
144,532	Philip Morris International Inc	6,964,997
12,858	Reynolds American Inc	681,088
		$11,707,733

Transportation --- 0.02%
4,402	Ryder System Inc	181,230
		$181,230

Utilities --- 1.53%
18,223	Ameren Corp	509,333
30,155	CenterPoint Energy Inc	437,549
17,867	CMS Energy Corp	279,797
20,958	Consolidated Edison Inc	952,122
45,455	Dominion Resources Inc	1,769,109
12,493	DTE Energy Co	544,570
9,933	EQT Corp	436,257
6,020	Integrys Energy Group Inc	252,780
3,562	Nicor Inc	149,960
21,629	NiSource Inc	332,654
28,282	PG&E Corp	1,262,791
38,606	Public Service Enterprise Group Inc	1,283,649
13,247	Questar Corp	550,678
8,693	SCANA Corp	327,552
18,706	Sempra Energy	1,047,162
16,768	TECO Energy Inc	271,977
8,866	Wisconsin Energy Corp	441,793
34,689	Xcel Energy Inc	736,101
		$11,585,834

TOTAL COMMON STOCK --- 99.56%		$753,281,175
(Cost $758,552,851)

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

790,000	United States of America	789,935
	0.04% March 11, 2010

TOTAL SHORT-TERM INVESTMENTS --- 0.10%		$789,935
(Cost $789,974)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

1,003,478	Citigroup Global Markets Inc	1,003,478
	Repurchase Agreement
	0.01% January 4, 2010
1,003,477	Goldman Sachs & Co	1,003,477
	Repurchase Agreement
	0.01% January 4, 2010
1,003,478	BNP Paribas Securities Corp	1,003,478
	Repurchase Agreement
	0.01% January 4, 2010
865,494	Barclays Capital Inc	865,494
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 0.51%		$3,875,927
(Cost $3,875,927)

OTHER ASSETS & LIABILITIES --- (0.17%)		$(1,308,852)

TOTAL NET ASSETS --- 100%		$756,638,185
(Cost $763,218,752)

Legend

*	Non-income Producing Security
‡	Collateral or Segregated Assets for Futures
†	A portion or all of the security is on loan at December 31, 2009.
REIT	Real Estate Investment Trust

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                            AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.                            PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4  The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                            AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                            INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                            PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                            PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                            CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                            EXHIBITS.

(a)                 (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

     (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010